Exhibit 99.6

Redbox-Seaport Global Acquisition Announcement Business Partner / Retailer Letter

From: Galen C. Smith, CEO

Subject: A New Chapter for Redbox

Dear Valued Partner,

I am reaching out to share some exciting news. Today we announced that Redbox will become a publicly listed company through a business combination with Seaport Global Acquisition Corp. This is an important step forward for Redbox, and we’re excited about what this means for our customers and for valued partners like you.

Since our founding nearly 20 years ago, Redbox has been committed to delivering on three core tenets: value, convenience and simplicity. These tenets continue to drive everything we do today and led us directly to this announcement.

In our next chapter as a public company, we will be better equipped to serve customers through our legacy DVD business, accelerate our digital transformation and capture a significant and growing market opportunity. This transaction will advance our goal of building a one stop shop that spans multiple entertainment windows and business models and provides incredible value as we rapidly grow our base of highly engaged multi-product customers who use both our physical DVD and digital products.

I want to assure you that we remain committed to our partnership with you – once the transaction is completed, we expect Redbox to operate as it always has, but with added benefits and improvements for you and your customers. It remains business as usual at Redbox and our existing contracts remain unchanged. We will keep you informed as we move forward in this process. As always, please reach out to your normal Redbox contact if you have any questions.

On behalf of the entire Redbox team, I want to sincerely thank you for your continued partnership and support of our company. We hope you share our enthusiasm for the opportunities ahead and look forward to continuing to work with you to bring more choice and exceptional value to customers for years to come.

Sincerely,

Galen C. Smith

CEO

Redbox

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, Seaport Global Acquisition intends to file preliminary and definitive proxy statements with the Securities and Exchange Commission (“SEC”). The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of Seaport Global Acquisition as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Stockholders of Seaport Global Acquisition and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Seaport Global Acquisition’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about Seaport Global Acquisition, Redbox and the proposed business combination. When available, the definitive proxy statement will be mailed to Seaport Global Acquisition’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov/ or by directing a request to: Seaport Global Acquisition Corp., 360 Madison Avenue, 20th Floor, New York, NY 10017, Attention: Secretary, telephone: (212) 616-7700. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

Seaport Global Acquisition, Redbox and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Seaport Global Acquisition’s stockholders in connection with the business combination. Seaport Global Acquisition’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Seaport Global Acquisition in Seaport Global Acquisition’s final prospectus filed with the SEC on December 1, 2020 in connection with Seaport Global Acquisition’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Seaport Global Acquisition’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that Seaport Global Acquisition intends to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding Seaport Global Acquisition’s proposed business combination with Redbox, Seaport Global Acquisition’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of Seaport Global Acquisition and Redbox and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Seaport Global Acquisition or Redbox. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of Seaport Global Acquisition or Redbox is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to Redbox; the amount of redemption requests made by Seaport Global Acquisition’s stockholders; the overall level of consumer demand for Redbox’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Redbox’s customers; Redbox’s ability to implement its business and growth strategy; changes in governmental regulation, Redbox’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Redbox’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; Redbox’s ability to retain and expand customer relationships; competitive pressures from many sources, including those using other distribution channels, having more experience, larger or more appealing inventory, better financing, and better relationships with those in the physical and streaming movie and television industries; developments in the home video distribution market as newer technologies and distribution channels compete for market share, and Redbox experiences a secular decline in the physical rental market; the impact of decreased quantity and quality of movie content availability for physical and digital distribution due to changes in quantity of new releases by studios, movie content failing to appeal to consumers’ tastes, increased focus on digital sales and rentals, and other general industry-related factors; the termination, non-renewal or renegotiation on materially adverse terms of Redbox’s contracts or relationships with one or more of its significant retailers or studios; Redbox’s inability to obtain licenses to digital movie or television content for home entertainment viewing; Redbox’s reliance upon a number of partners to make its digital service available on their devices; unforeseen costs and potential liability in connection with content Redbox acquires, produces, licenses and/or distributes through its service; the impact of the COVID-19 pandemic on Redbox’s business, results of operations and financial condition, its suppliers and customers and on the global economy; the impact that global climate change trends may have on Redbox and its suppliers and customers; Redbox’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Seaport Global Acquisition’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect Seaport Global Acquisition’s or Redbox’s financial results is included from time to time in Seaport Global Acquisition’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements that Seaport Global Acquisition intends to file with the SEC in connection with Seaport Global Acquisition’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or Seaport Global Acquisition’s or Redbox’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Seaport Global Acquisition nor Redbox presently know, or that Seaport Global Acquisition and Redbox currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Seaport Global Acquisition’s and Redbox’s expectations, plans or forecasts of future events and views as of the date of this communication. Seaport Global Acquisition and Redbox anticipate that subsequent events and developments will cause their assessments to change. However, while Seaport Global Acquisition and Redbox may elect to update these forward-looking statements at some point in the future, Seaport Global Acquisition and Redbox specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Seaport Global Acquisition’s or Redbox’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.